UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2026

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its Charter)

PA	001-36388	23-2391852
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

30 E D Preate Drive, Moosic, PA 18507

(Address of Principal Executive Offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.00 par value	PFIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to the 2023 Equity Incentive Plan

On May 22, 2026, the shareholders of Peoples Financial Services Corp. (the “Company”) approved an amendment to the Peoples Financial Services Corp. 2023 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock that may be issued under the Plan.

The amendment to the Plan increased the maximum number of shares that may be issued in respect of awards under the Plan to 300,000, including shares that have already been issued under the Plan, subject to certain adjustments in accordance with the Plan. Except for increasing the number of shares that may be issued in respect of awards under the Plan, no other amendments were made to the Plan.

The Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: stock options, stock appreciation rights, restricted stock, restricted stock units, and other cash or stock-based awards. Each award is subject to the terms and conditions set forth in the Plan and to any other terms and conditions specified and memorialized in a written award agreement. Any of the Company’s employees, directors, consultants, and other service providers, or those of the Company’s affiliates, are eligible to participate in the Plan and may be selected by the compensation committee to receive an award. However, in accordance with applicable tax rules, only the Company’s employees (and the employees of the Company’s subsidiary corporations) are eligible to be granted incentive stock options.

The Plan vests broad powers in a committee to administer and interpret the Plan. The Company’s board of directors has designated the compensation committee to administer the Plan. Except when limited by the terms of the Plan, the compensation committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more individuals, subject to certain limitations and provided applicable law so permits.

The Company’s board of directors may amend, alter or discontinue the Plan and the compensation committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the Plan or modifying the classes of participants eligible to receive awards under the Plan will require ratification by the Company’s shareholders in accordance with applicable law.

A copy of the Plan, as amended, is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the amendment and the Plan is qualified in its entirety by reference to the full text of the Plan, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2026 annual meeting of shareholders of the Company was held on May 22, 2026. At the annual meeting, the shareholders of the Company voted (1) to elect four directors to the Company’s board of directors, each to serve until the 2029 annual meeting of shareholders and until his or her successor has been elected and qualified; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; (4) to amend the Peoples Financial Services Corp. 2023 Equity Incentive Plan to increase the number of shares that may be issued under the plan to 300,000 shares; and (5) to ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The names of each director elected at the annual meeting, as well as the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each director nominee, are as follows:

Name	For	Against	Abstain	Broker Non-Votes
Sandra L. Bodnyk	5,732,797	124,873	48,356	1,709,937
Joseph Coccia	5,694,733	137,827	73,466	1,709,937
Joseph L. DeNaples	5,679,917	176,674	49,435	1,709,937
Ronald G. Kukuchka	5,614,896	252,619	38,511	1,709,937

As to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, the number of votes cast for and against, as well as the number of abstentions and broker non-votes, are as follows:

For	Against	Abstain	Broker Non-Votes
5,630,884	164,899	110,243	1,709,937

As to the proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers, shareholders voted their preference to on whether the vote should occur every year, every two years, or every 3 years as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
5,063,712	181,779	507,361	153,174	1,709,937

As to the proposal to approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares that may be issued under the plan to 300,000 shares, the number of votes cast for and against, as well as the number of abstentions and broker non-votes, are as follows

For	Against	Abstain	Broker Non-Votes
5,397,217	432,633	76,176	1,709,937

As to the ratification of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the number of votes cast for and against, as well as the number of abstentions and broker non-votes, are as follows:

For	Against	Abstain	Broker Non-Votes
7,485,020	90,214	40,729	0

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	Peoples Financial Services Corp. 2023 Equity Incentive Plan, as amended May 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

By:	/s/ James M. Bone, Jr., CPA
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer
Principal Financial Officer

Dated: May 27, 2026